JOINT FILING AGREEMENT

         Each of the undersigned hereby agrees that the Schedule 13G filed on the date hereof has been filed on behalf of each of the undersigned.

Dated:___         February 14, 1997


CROWN-GLYNN ASSOCIATES, LIMITED                         /s/ John W. Glynn, Jr.
PARTNERSHIP                                             ----------------------
By  Crown-Glynn Partners, L.P. as                       John W. Glynn, Jr.*
         General Partner
                                                        /s/ Steven Rosston
                                                        ----------------------
                                                        Steven Rosston


CROWN ASSOCIATES III, LIMITED                           /s/ Daryl Messinger
         PARTNERSHIP                                    ----------------------
By Crown-Glynn Partners III, L.P.  as                   Daryl Messinger
         General Partner


CROWN PARTNERS III, L.P.                                /s/ David F. Bellet
                                                        ----------------------
                                                        David F. Bellet


CROWN-GLYNN PARTNERS, L.P.                              /s/ Chester A. Siuda
                                                        ----------------------
                                                        Chester A. Siuda


By  /s/ David F. Bellet                                /s/ Jeffrey S. Hamren
------------------------                               ---------------------
         General Partner                                Jeffrey S. Hamren


                                                       /s/ Margaret S. McNamara
                                                        ----------------------

                                                        Margaret S. McNamara

CROWN CAPITAL MANAGEMENT LTD.

CROWN ADVISORS, LTD.

CROWN-GLYNN ADVISORS, LTD.


By /s/ David F. Bellet
----------------------

----------
       * Individually and on behalf of Glynn Capital Management, Glynn Emerging Opportunity Fund, Glynn Investment L.P., GCM Pension, Glynn Buckley Investments, L.P., McMorgan Fund, L.P.


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